                                                                  EXHIBIT 10(c)
                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001
         (the "Consumers Servicing Agreement") between Consumers Energy
           Company, as Servicer and Consumers Funding LLC, as Issuer,
                  the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                      Current BILLING MONTH: February 2002

  CURRENT BILLING MONTH  2/4/02 - 3/4/02              COLLECTION CURVE 95.75%

 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                  $153,581,012
Residential SECURITIZATION CHARGE (SC) Billed             $  1,722,428        1.122%

Commercial Total Billed                                   $ 84,449,840
Commercial SECURITIZATION CHARGE (SC) Billed              $  1,461,646        1.731%

Industrial Total Billed                                   $ 53,479,539
Industrial SECURITIZATION CHARGE (SC) Billed              $  1,393,620        2.606%


 YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
 -------------------------------------------
 Non-Residential Customer Net Write-offs                    0.300%
 Residential Customer Net Write-offs                        0.490%
 Total Net Write-offs                                       0.380%



 AGGREGATE SC COLLECTIONS
TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                            $  1,485,270
Commercial Class SC Collected                             $  1,382,000
Industrial Class SC Collected                             $  1,265,755

Total SC Collected                                        $  4,133,025



 Aggregate SC Remittances for December BILLING MONTH      $  1,632,249
 Aggregate SC Remittances for January BILLING MONTH       $  3,523,090
 Aggregate SC Remittances for February BILLING MONTH      $  4,133,025
 TOTAL CURRENT SC REMITTANCES                             $  9,288,364

  CURRENT BILLING MONTH   2/4/02 - 3/4/02              COLLECTION CURVE 95.75%

   CALCULATED SC COLLECTED AMOUNT
   ------------------------------
   RESIDENTIAL
   -----------
   A-1 Residential SC Collected                                   $1,415,257
   A-3 Residential T.O.D. SC Collected                            $    6,472
   A-4 Alternate Residence SC Collected                           $   32,033
   A-5 Residential Farm/Life Support SC Collected                 $   31,508

   TOTAL RESIDENTIAL SC COLLECTED                                 $1,485,270

   COMMERCIAL
   ----------
   B-1 General Primary (041) SC Collected                         $   18,663
   B-General Secondary (010) SC Collected                         $  258,756
   C- General Secondary (011) SC Collected                        $  520,639
   D-General Primary (018) SC Collected                           $  299,937
   F-Primary High Load Factor (032) SC Collected                  $   70,021
   GH-General Service Heating (013) SC Collected                  $    7,903
   H- Water Heating Service (014) SC Collected                    $      620
   L-1 General Energy-Only Street Lighting SC Collected           $    3,101
   L-2 General Service (Cust Owned) St Light SC Collected         $    3,227
   L-3 General Service (Co Owned) St Light SC Collected           $   16,405
   L-4 General Service Outdoor Lighting Commercial SC Collected   $    2,302
   PS-1 General Secondary Public Pumping SC Collected             $    8,143
   PS-2 General Primary Public Pumping SC Collected               $    5,533
   PS-3 General Optional Primary Public Pumping SC Collected      $   44,957
   R-1 General Secondary Resale SC Collected                      $       33
   R-2 General Secondary Resale SC Collected                      $      951
   R-3 General Primary Resale SC Collected                        $   37,911
   ROA-P Retail Open Access Primary (110) SC Collected            $   58,927
   ROA-S Retail Open Access Secondary Com SC Collected            $    5,117
   SC - Special Contract Commercial SC Collected                  $    4,068
   SPEC Grand Rapids Special Contract SC Collected                $    3,831
   UR-General Unmetered SC Collected                              $   10,955

   TOTAL COMMERCIAL SC COLLECTED                                  $1,382,000

   INDUSTRIAL
   ----------
   B-1 General Primary (042) SC Collected                         $   16,657
   B-General Secondary (020) SC Collected                         $   34,376
   C- General Secondary (021) SC Collected                        $   73,199
   CG-Cogeneration/Small Power Production Purchase SC Collected   $    2,428
   D-General Primary (028) SC Collected                           $  630,593
   F-Primary High Load Factor (033) SC Collected                  $  120,071
   GH-General Service Heating (023) SC Collected                  $       77
   GMD General Motors SC Collected                                $   56,042
   GMF General Motors SC Collected                                $   98,988
   GMF-1 General Motors SC Collected                              $    3,890
   H- Water Heating Service (024) SC Collected                    $        3

  CURRENT BILLING MONTH  2/4/02 - 3/4/02                COLLECTION CURVE 95.75%

I-General Primary Interruptible (034) SC Collected             $    3,088
J-1General Alternative Electric Metal Melting SC Collected     $   27,867
J-General Primary Electric Furnace  (037) SC Collected         $    5,889
L-4 General Service Outdoor Lighting Industrial SC Collected   $      129
ROA-P Retail Open Access Primary (111) SC Collected            $   62,641
ROA-S Retail Open Access Secondary Ind SC Collected            $      463
SC - Special Contract Industrial SC Collected                  $  129,354

TOTAL INDUSTRIAL SC COLLECTED                                  $1,265,755

TOTAL SC COLLECTED                                             $4,133,025






   Executed as of this 14th day of March 2002.

                                                        CONSUMERS ENERGY COMPANY
                                                        AS SERVICER




                                                             /s/ Glenn P. Barba
                                                       -------------------------
                                                         Glenn Barba, Controller



   CC:      Consumers Funding LLC
            Suite M-1079
            212 W. Michigan Ave
            Jackson, Mi  49201